                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to [section]240.14a-11(c) or
    [section]240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         Progress Software Corporation
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                         PROGRESS SOFTWARE CORPORATION
                                  14 OAK PARK
                          BEDFORD, MASSACHUSETTS 01730

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Progress Software Corporation will be held on Friday, April 25, 1997, commencing at 9:00 A.M., local time, at the principal executive offices of the Corporation, at 14 Oak Park, Bedford, Massachusetts 01730, for the following purposes:

        1. To fix the number of directors constituting the full Board of Directors of the Company at seven.

        2. To consider and vote upon the election of seven directors.

        3. To act upon a proposal to amend the Company's Restated Articles of Organization to authorize an increase in the authorized Common Stock, $.01 par value per share, of the Company ("Common Stock") from 20,000,000 shares to 50,000,000 shares.

        4. To act upon a proposal to approve and adopt the 1997 Stock Incentive Plan.

        5. To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on February 28, 1997, as the record date for determination of shareholders entitled to receive notice of and vote at the meeting and any adjournment thereof.

                                          By Order of The Board of Directors

                                          Joseph W. Alsop
                                            Clerk

March 25, 1997

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         PROGRESS SOFTWARE CORPORATION
                                  14 OAK PARK
                          BEDFORD, MASSACHUSETTS 01730

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Progress Software Corporation (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on April 25, 1997, at 9:00 A.M., local time, at the principal executive offices of the Corporation, at 14 Oak Park, Bedford, Massachusetts 01730. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about March 25, 1997. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees may assist in the solicitation of proxies by mail, telephone, facsimile, in person or otherwise, without additional compensation. The Company has also retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072, to assist in the solicitation of proxies for the Annual Meeting at an estimated cost of $3,500, plus reasonable out-of-pocket expenses.

     At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following specific matters:

     (1) To fix the number of directors constituting the full Board of Directors of the Company at seven;

     (2) To consider and vote upon the election of seven directors;

     (3) To act upon a proposal to amend the Company's Restated Articles of Organization to authorize an increase in the authorized Common Stock, $.01 par value per share, of the Company from 20,000,000 to 50,000,000 shares;

     (4) To act upon a proposal to approve and adopt the 1997 Stock Incentive Plan; and

     (5) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The information contained in the "Compensation Committee Report" on pages 10, 11 and 12 and "Stock Performance Graph" on page 12 shall not be deemed "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

                               VOTING PROCEDURES

     Only holders of record of Common Stock, par value $.01, of the Company outstanding at the close of business on February 28, 1997 are entitled to vote at the meeting and any adjournment thereof. As of that date, there were 12,397,249 shares outstanding and entitled to vote. Each outstanding share entitles the holder thereof to one vote on any proposal presented at the meeting.

     Any shareholder who has given a proxy may revoke it at any time prior to its exercise at the 1997 Annual Meeting by giving written notice of such revocation to the Clerk of the Company, by signing and duly delivering a proxy bearing a later date, or by attendance and voting in person at the 1997 Annual Meeting. Duly executed proxies received and not revoked prior to the meeting will be voted in accordance with the instructions indicated in the proxy. If no instructions are indicated, such proxies will be voted FOR the proposal to fix the number of directors constituting the full Board of Directors at seven, FOR the election of the nominees for director named in the proxy, FOR the amendment to the Company's Restated Articles of Organization, FOR the approval and adoption of the 1997 Stock Incentive Plan and in the discretion of the proxies as to other matters that may properly come before the Annual Meeting.

     Votes withheld from any nominee for election as director, abstentions and broker "non-votes" will be counted as present or represented at the meeting for purposes of determining the presence or absence of a quorum for the meeting. A broker "non-vote" occurs when a broker or other nominee who holds shares for a beneficial owner withholds his vote on a particular proposal with respect to which he does not have discretionary voting power or instructions from the beneficial owner. Abstentions with respect to a proposal are included in the number of shares present or represented and voting on such proposal. "Non-votes" are not so included. An automated system administered by the Company's transfer agent tabulates the votes.

     The Board of Directors of the Company knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

                             ELECTION OF DIRECTORS

     The Company's by-laws provide for a Board of Directors, the number of which shall be fixed from time to time by the shareholders of the Company, and may be enlarged or reduced by vote of a majority of the Board of Directors. The Board of Directors has recommended that the number of directors be fixed at seven and has nominated for election as directors Joseph W. Alsop, Larry R. Harris, Robert
J. Lepkowski, Michael L. Mark, Arthur J. Marks, Amram Rasiel and James W. Storey, each of whom is currently a director of the Company. Each director elected at the 1997 Annual Meeting will hold office until the next Annual Meeting of Shareholders or special meeting in lieu thereof and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. There are no family relationships among any of the executive officers or directors of the Company.

     Each of the nominees has agreed to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees should become unwilling or unable to serve, however, the persons named in the enclosed proxy will vote such proxy for such other person or persons as may thereafter be nominated for director by the Board of Directors of the Company.

     If a quorum is present at the meeting, the vote of a majority of the shares of Common Stock present or represented and entitled to vote at the meeting will be necessary to fix the number of directors constituting the full Board of Directors, and a plurality of the votes properly cast will be required to elect a nominee to the office of director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS CONSTITUTING THE FULL BOARD OF DIRECTORS AT SEVEN, AND THAT YOU VOTE FOR THE ELECTION OF THE SEVEN INDIVIDUALS NAMED BELOW AS DIRECTORS OF THE COMPANY.

        NAME             AGE           PRESENT PRINCIPAL EMPLOYER AND BUSINESS EXPERIENCE
---------------------    ---     ---------------------------------------------------------------
Joseph W. Alsop          51      Mr. Alsop, a founder of the Company, has been a director and
                                 President of the Company since its inception in 1981.
Larry R. Harris          49      Dr. Harris has been a director of the Company since January
                                 1995. Dr. Harris is a founder of Linguistic Technology
                                 Corporation and has been its President since 1994. From 1992 to
                                 1994, he was Chief Technology Officer of Trinzic Corporation.
                                 From 1981 to 1992, Dr. Harris was employed by AI Corp. Inc., most recently as Chairman of the Board of Directors.

        NAME             AGE           PRESENT PRINCIPAL EMPLOYER AND BUSINESS EXPERIENCE
---------------------    ---     ---------------------------------------------------------------
Robert J. Lepkowski      43      Mr. Lepkowski has been a director of the Company since August
                                 1988. He is a private investor and director of various
                                 companies. Mr. Lepkowski founded Renaissance Partners in late
                                 1991 and retired as a General Partner of Renaissance Partners in December 1995. His investment activities have focused on the computer, communications and software industries.
Michael L. Mark          50      Mr. Mark has been a director of the Company since July 1987.
                                 Mr. Mark is a private investor and has been President of
                                 Refined Reports, Inc., an electronic publishing company, since
                                 1990.
Arthur J. Marks          52      Mr. Marks has been a director of the Company since July 1987.
                                 Mr. Marks has served as a General Partner of New Enterprise
                                 Associates, a venture capital partnership, since August 1984.
                                 His investment activities focus on information technology
                                 companies. Mr. Marks is also a director of the following
                                 publicly-held corporations: Government Technology Services,
                                 Inc., Netrix Corporation, and Platinum Software Corporation.
Amram Rasiel             67      Dr. Rasiel has been a director of the Company since April 1983.
                                 Dr. Rasiel is a private investor. Dr. Raisel is also a director of two publicly-held corporations, Trinzic Corporation and PRI
                                 Automation, Inc., and several privately-held companies.
James W. Storey          62      Mr. Storey has been a director of the Company since December
                                 1993. Mr. Storey has been a consultant since January 1993 and was President of Wellingsley Corporation, a private investment management company, from December 1986 to 1992. He is also a director of two publicly-held corporations, Westerbeke
                                 Corporation and Kurzweil Applied Intelligence, Inc.

               THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company held five meetings during the fiscal year ended November 30, 1996. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of any committee of the Board of Directors on which he served. The Audit Committee, of which Messrs. Lepkowski and Rasiel are members, reviews the scope and results of the audit and other services provided by the Company's independent auditors and also makes recommendations to the Board as to the selection of independent auditors. The Audit Committee held one meeting during the fiscal year ended November 30, 1996. The Compensation Committee of which the members are Messrs. Lepkowski and Marks, held one meeting during the fiscal year ended November 30, 1996. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of the Company and determines the salaries and incentive compensation for executive officers of the Company. The Compensation Committee also administers the 1994 Stock Incentive Plan and the 1992 Incentive and Non-Qualified Option Plan. The Audit and Compensation Committees are the only standing committees of the Board of Directors.

                            DIRECTORS' COMPENSATION

     Each non-employee director of the Company received an annual fee of $10,000 for services rendered during fiscal 1996 and has been reimbursed, upon request, for expenses incurred in attending Board meetings. Directors who are employees of the Company are not paid any separate fees for service as directors.

     On December 31, 1993, pursuant to the 1993 Directors' Stock Option Plan (the "1993 Directors Plan"), each of Messrs. Lepkowski, Mark, Marks, Rasiel and Storey was granted an option to purchase 20,000 shares of Common Stock at a purchase price of $21.57 per share which expires on December 31, 2003. Under the 1993 Directors Plan, each non-employee director joining the Board after December 31, 1993 is automatically granted an option to purchase 20,000 shares on the date on which such person first becomes a director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. In addition, each non-employee director is automatically granted an additional option to purchase 20,000 shares upon such person's re-election to the Board at a time when all options previously granted to such person under the 1993 Directors Plan are exercisable in full. In January 1995, Dr. Harris was granted an option pursuant to the 1993 Directors Plan to purchase 20,000 shares of Common Stock at a purchase price of $18.69, which expires on January 1, 2005.

     Each option granted to a non-employee director pursuant to the 1993 Directors Plan expires on the tenth anniversary of the date of grant and becomes exercisable in installments cumulatively as to one seventy-second (1/72) of the shares subject to such option at the end of each one month period following its date of grant, provided the optionee is a director at the end of each such period. The 1993 Directors Plan requires that the exercise price of each option granted under the 1993 Directors Plan be equal to the fair market value of the Common Stock on the date the option is granted.

              SECURITY OWNERSHIP OF CERTAIN HOLDERS AND MANAGEMENT


     The following table sets forth the numbers of shares of the Company's
Common Stock beneficially owned by all persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock, by each of the Company's current directors, by each of the executive officers named in the Summary Compensation Table appearing on Pages 7, 8 and 9, and by all executive officers and directors of the Company as a group, as of March 20, 1997.




                                                               BENEFICIALLY OWNED SHARES
                                                               -------------------------
               NAME AND ADDRESS OF BENEFICIAL OWNER(1)          NUMBER           PERCENT
        -----------------------------------------------------  ---------         -------
        Private Capital Management, Inc.(2)..................  2,083,200          16.80%
        Bruce S. Sherman
        Michael J. Seaman
        Gregg J. Powers
          and

        SPS Partners, L.P.
          3003 Ninth St. North
          Naples, FL 33940

        Joseph W. Alsop(3)...................................    926,941           7.33%
          14 Oak Park
          Bedford, MA 01730

        Geocapital Corporation...............................    765,400           6.17%
          5th Avenue
          New York, NY 10020

        Lighthouse Capital Management........................    702,960           5.67%
          10000 Memorial Drive #660
          Houston, TX 77024

                                                               BENEFICIALLY OWNED SHARES
                                                               -------------------------
        NAME AND ADDRESS OF BENEFICIAL OWNER(1)                NUMBER           PERCENT
        ---------------------------------------                -------          -------
        Chadwick H. Carpenter, Jr.(4)........................    172,964           1.38%
        Amram Rasiel(5)......................................    149,111           1.20%
        David P. Vesty(6)....................................     72,629              *
        Eric D. Frey(7)......................................     56,563              *
        Michael L. Mark(8)...................................     37,111              *
        Michael J. Crismond(9)...............................     33,375              *
        Robert J. Lepkowski(10)..............................     19,111              *
        Arthur J. Marks(11)..................................     12,373              *
        James W. Storey(12)..................................     11,111              *
        Larry R. Harris(13)..................................      8,056              *
        Cary L. Johnson......................................          0              *
        All executive officers and directors as a group (16
          persons)(14).......................................  2,142,999          16.39%



---------------
  *   Less than 1%

 (1) All persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table.

 (2)  Derived from Schedules 13G/A dated February 14, 1997, submitted to the
      Company. The five persons named are described as a group in such Schedule
      13G/A. The persons named reported beneficial ownership of the following shares: Private Capital Management, Inc. (1,824,200); Bruce S. Sherman
      (2,073,200); Michael J. Seaman (5,000); Gregg J. Powers (5,000); and SPS
      Partners, L.P. (210,700). Bruce S. Sherman is President of Private Capital
      Management, Inc. ("PCM") and exercises shared power with respect to shares held by it on behalf of its clients. Mr. Sherman is also the Managing
      General Partner of SPS Partners, LP ("SPS") which act as the Investment
      Advisor for the Entrepreneurial Value Fund, L.P., and exercises shared dispositive power with respect to those shares. Messrs. Seaman and Powers are employees of PCM or affiliates thereof and they (i) do not exercise sole or shared dispositive or voting powers with respect to shares held by PCM or SPS, (ii) disclaim beneficial ownership of shares held by Mr.
      Sherman, PCM and SPS, and (iii) disclaim, along with Mr. Sherman, the existence of a group.


 (3) Includes 239,986 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997. Includes 13,168 shares of Common Stock owned by Mr. Alsop's wife for which Mr. Alsop disclaims beneficial ownership.



 (4) Includes 132,564 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



 (5) Includes 21,111 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



 (6) Includes 72,629 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



 (7) Includes 47,619 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997. Includes 8,944 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997 that were granted to Mr.
      Frey's wife, Betsy Frey,



      who is employed by the Company as a Project Manager. Mr. Frey disclaims beneficial ownership of such securities.


 (8) Includes 26,111 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



 (9) Includes 33,375 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



(10) Includes 18,111 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



(11) Includes 11,111 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



(12) Includes 11,111 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



(13) Includes 8,056 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997.



(14) Includes 681,536 shares issuable upon the exercise of outstanding options that were exercisable within 60 days of March 20, 1997. Includes 13,168 shares of Common Stock owned by Mr. Alsop's wife and 8,944 shares issuable upon exercise of outstanding options granted to Mr. Frey's wife that were exercisable within 60 days of March 20, 1997.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Such directors, executive officers and ten-percent shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that with respect to the fiscal year ended November 30, 1996, all Section 16(a) filing requirements applicable to its directors, officers and ten-percent shareholders were complied with, except for the following:

          (a) Joseph W. Alsop, President and Treasurer of the Company, failed to report on his Form 4 Statement of Changes in Beneficial Ownership for January 1996 three separate option exercises and the transfer of shares of Common Stock to his ex-wife on January 15, 1996 pursuant to a domestic relations order. Mr. Alsop reported all of these transactions on his Form 5 Annual Statement of Changes in Beneficial Ownership for the fiscal year ended November 30, 1996 when the omission was brought to his attention.

          (b) Eric D. Frey, Vice President, Product Development, failed to report on his Form 5 Annual Statement of Beneficial Ownership of Securities for the fiscal years ended November 30, 1992, November 30, 1993 and November 30, 1994, three separate grants of Incentive Stock Options to his wife on, respectively, April 20, 1992, April 15, 1993 and June 17, 1994. Mr. Frey reported all of these transactions on his November 1996 Form 4 when the omission was brought to his attention.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1994, the Company purchased 100,000 shares of Series A Preferred Stock from Linguistic Technology Corporation ("LTC") for $100,000. In March 1996, the Company purchased approximately 87,000 shares of Series B Preferred Stock from LTC for $200,000, and an additional 30,000 shares of Series B Preferred Stock in January 1997 for $70,000. In total, these purchases represent an approximate equity interest in LTC of 6%. Dr. Larry R. Harris, a director of the Company, is a founder and President of LTC.

     Betsy Frey, the wife of Eric D. Frey, Vice President, Product Development, of the Company, is currently employed by the Company as a Project Manager and, in such position, earned $92,400, $90,667 and $83,613 in fiscal 1996, 1995 and 1994, respectively.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation earned by (i) the Chief Executive Officer, (ii) each of the Company's four most highly compensated executive officers other than the Chief Executive Officer during the 1996 fiscal year, and (iii) one additional individual, Cary L. Johnson, who would have been one of the four most highly compensated officers other than the Chief Executive Officer but for the fact that Mr. Johnson was not serving as an executive officer of the Company at November 30, 1996, (collectively, the "Named Executive Officers"), for services rendered in fiscal 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                               ------------------
                                                    ANNUAL COMPENSATION            SECURITIES          ALL OTHER
                                                  ------------------------         UNDERLYING         COMPENSATION
      NAME AND PRINCIPAL POSITION        YEAR     SALARY($)    BONUS($)(1)     OPTIONS/SARS(#)(2)        ($)(3)
---------------------------------------- -----    --------     -----------     ------------------     ------------
Joseph W. Alsop.........................  1996    $200,000      $ 110,000            137,000            $ 14,472
  President                               1995    $160,000      $ 240,000             60,000            $ 13,221
                                          1994    $150,000      $ 236,250             80,200            $  7,121

Chadwick H. Carpenter, Jr...............  1996    $180,000      $  67,500             83,700            $  9,304
  Senior Vice President,                  1995    $150,000      $ 150,000             24,000            $  8,351
  Corporate Development                   1994    $150,000      $ 157,000             32,100            $  4,566

Michael J. Crismond(4)(5)...............  1996    $170,000      $  50,000             37,800            $  8,769
  Former Vice President,                  1995    $145,000      $  89,959             14,000            $  5,993
  North American Sales                    1994    $128,749      $  74,550             14,500            $  3,844

Eric D. Frey(6).........................  1996    $158,333      $  27,083             85,000            $  6,837
  Vice President,                         1995    $125,000      $  26,250                  0            $  4,021
  Product Development                     1994    $100,000      $  13,521             28,000            $  2,592

Cary L. Johnson(7)(8)...................  1996    $190,000      $  45,208             76,000            $  5,412
  Former Senior Vice                      1995    $160,000      $ 167,273             36,000            $  7,774
  President, Sales, Marketing,            1994    $150,000      $ 131,250             32,100            $  4,447
  and Services

David P. Vesty(9).......................  1996    $180,000      $  55,000             45,900            $  9,390
  Vice President,                         1995    $150,000      $  98,505             18,000            $  6,356
  Worldwide Sales                         1994    $133,408      $  85,053             17,700            $  4,119

---------------

(1) The amounts shown in this column reflect bonuses and commissions earned under (i) the Company's Bonus Program for Executives and Key Contributors, and (ii) the Company's sales commission plan.

(2) The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during fiscal 1996, 1995 and 1994.

(3) The amounts disclosed in this column include:

     (a) Company contributions for fiscal 1996 to a defined contribution plan, the Progress Software Corporation 401(k) Plan (the "401(k) Plan") as follows: Mr. Alsop, $4,500; Mr. Carpenter, $4,500; Mr. Crismond, $4,500; Mr. Frey, $4,500; Mr. Johnson, $4,500; and Mr. Vesty, $4,500.

     (b) Payments by the Company for fiscal 1996 401(k) matching contributions in excess of participation limits imposed on higher-paid individuals under federal tax law, as follows: Mr. Alsop, $9,012; Mr. Carpenter, $3,940; Mr. Crismond, $3,453; Mr. Frey, $1,577; and Mr. Vesty, $4,026.

     (c) Payments by the Company in fiscal 1996 of term life insurance premiums for the benefit of the following executive officers: Mr. Alsop, $960; Mr. Carpenter, $864; Mr. Crismond, $816; Mr. Frey, $760; Mr. Johnson, $912; and Mr. Vesty, $864.

     (d) Company contributions for fiscal 1995 to the 401(k) Plan as follows:
         Mr. Alsop, $3,750; Mr. Carpenter, $3,750; Mr. Crismond, $3,750; Mr. Frey, $3,716; Mr. Johnson, $3,750; and Mr. Vesty, $3,750.

     (e) Payments by the Company for fiscal 1995 profit sharing contributions in excess of participation limits imposed on higher-paid individuals under federal tax law, as follows: Mr. Alsop, $8,735; Mr. Carpenter, $3,939; Mr. Crismond, $1,786; Mr. Johnson, $3,544; Mr. Vesty, $2,126.

     (f) Payments by the Company in fiscal 1995 of term life insurance premiums for the benefit of the following executive officers: Mr. Alsop, $736; Mr. Carpenter, $662; Mr. Crismond, $457; Mr. Frey, $305; Mr. Johnson, $480; and Mr. Vesty, $480.

     (g) Company contributions for fiscal 1994 to the 401(k) Plan as follows:
         Mr. Alsop, $3,750; Mr. Carpenter, $3,750; Mr. Crismond, $3,274; Mr. Frey, $2,274; Mr. Johnson, $3,750; and Mr. Vesty, $3,546.

     (h) Payments by the Company for fiscal 1994 profit sharing contributions in excess of participation limits imposed on higher-paid individuals under federal tax law, as follows: Mr. Alsop, $2,539; Mr. Carpenter, $58; and Mr. Johnson, $121.

     (i) Payments by the Company in fiscal 1994 of term life insurance premiums for the benefit of the following executive officers: Mr. Alsop, $832; Mr. Carpenter, $758; Mr. Crismond, $570; Mr. Frey, $318; Mr. Johnson, $576; and Mr. Vesty, $573.

(4) Amount shown under "Annual Compensation-Bonus" includes commissions paid by the Company of $6,959 for fiscal year 1995.

(5) Mr. Crismond resigned as Vice President, North American Sales, effective December 31, 1996.

(6) Mr. Frey's wife, Betsy Frey, is employed by the Company as a Project Manager. Amounts set forth in the summary compensation do not include amounts paid by the Company to Betsy Frey as compensation. See "Certain Relationships and Related Transactions".

(7) Amount shown under "Annual Compensation-Bonus" includes commissions paid by the Company of $12,273 for fiscal year 1995.

(8) Mr. Johnson resigned his position as Senior Vice President, Sales, Marketing and Services, effective June 21, 1996. Pursuant to a letter agreement dated July 9, 1996 between Mr. Johnson and the Company, Mr. Johnson (i) received regular payments based on his annual base salary of $190,000 through November 30, 1996, and (ii) remained eligible through November 30, 1996 for
    (a) elective salary deferrals pursuant to the Company's 401(k) plan, (b) family medical and dental coverage under the Company's health care plans, and (c) Company life insurance coverage.

(9) Amount shown under "Annual Compensation-Bonus" includes commissions paid by the Company of $8,505, and $6,303 for fiscal years 1995 and 1994, respectively.

                          OPTION GRANTS IN FISCAL 1996

     The following table sets forth certain information with respect to the grant of incentive and non-qualified stock options in fiscal year 1996 for each of the Named Executive Officers.

                                                           INDIVIDUAL GRANTS                             POTENTIAL
                                         ------------------------------------------------------     REALIZABLE VALUE AT
                                                         % OF TOTAL                                   ASSUMED ANNUAL
                                          NUMBER OF     OPTIONS/SARS                               RATES OF STOCK PRICE
                                          SECURITIES     GRANTED TO                                  APPRECIATION FOR
                                          UNDERLYING    EMPLOYEES IN     EXERCISE                     OPTION TERM(4)
                                         OPTIONS/SARS      FISCAL         PRICE      EXPIRATION   -----------------------
                  NAME                   GRANTED(#)(1)     YEAR(2)     ($/SHARE)(3)     DATE        5%($)        10%($)
---------------------------------------- ------------   -------------  ------------  ----------   ----------   ----------
Joseph W. Alsop.........................     12,900(5)       0.89%        $15.50       4/01/06    $  123,183   $  314,519
                                            124,100(6)       8.59%        $15.50       4/01/06    $1,185,037   $3,025,725

Chadwick H. Carpenter, Jr...............     12,900(5)       0.89%        $15.50       4/01/06    $  123,183   $  314,519
                                             49,100(6)       3.40%        $15.50       4/01/06    $  468,858   $1,197,124
                                             21,700(6)       1.50%        $13.50       8/01/06    $  174,148   $  448,931

Michael J. Crismond(7)..................     14,050(5)       0.97%        $15.50       4/01/06    $  134,164   $  342,558
                                             13,950(6)       0.97%        $15.50       4/01/06    $  133,209   $  340,120
                                              9,800(6)       0.68%        $13.50       8/01/06    $   78,647   $  202,743

Eric D. Frey............................     30,900(5)       2.14%        $15.50       4/01/06    $  295,066   $  753,384
                                              4,100(6)       0.28%        $15.50       4/01/06    $   39,151   $   99,964
                                             50,000(6)       3.46%        $13.50       8/01/06    $  401,262   $1,034,404

Cary L. Johnson(8)......................     12,900(5)       0.89%        $15.50       4/01/06    $  123,183   $  314,519
                                             63,100(6)       4.37%        $15.50       4/01/06    $  602,756   $1,539,120

David P. Vesty..........................     13,050(5)       0.90%        $15.50       4/01/06    $  124,615   $  318,177
                                             20,950(6)       1.45%        $15.50       4/01/06    $  200,053   $  510,789
                                             11,900(6)       0.82%        $13.50       8/01/06    $   95,500   $  246,188

---------------
(1) These options vest monthly over a 60-month period commencing on March 1, 1996.

(2) The Company granted options to purchase 1,444,463 shares of Common Stock in fiscal 1996. The Company granted no SARs during fiscal 1996.

(3) All options were granted at fair market value on the date of grant.

(4) Potential Realizable Value is computed based on the value of stock price appreciation at assumed rates, reduced by the exercise price of the option, compounded over the actual option term (10 years). Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(5) These options were granted as incentive stock options.

(6) These options were granted as non-qualified stock options.

(7) Mr. Crismond resigned as Vice President, North American Sales, effective December 31, 1996. Pursuant to a letter agreement dated December 18, 1996 between Mr. Crismond and the Company, all options granted to Mr. Crismond will continue to vest through May 1, 1997 and may be exercised by Mr. Crismond until June 1, 1997.

(8) Mr. Johnson resigned as Senior Vice President, Worldwide Sales and Marketing, effective June 21, 1996. Pursuant to a letter agreement dated July 9, 1996 between Mr. Johnson and the Company, all options granted to Mr. Johnson continued to vest through November 30, 1996, the vesting of Mr. Johnson's options for December 1, 1996 were accelerated to November 1, 1996 and all vested options could have been exercised by Mr. Johnson until December 31, 1996.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
                   FISCAL YEAR AND YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information with respect to options exercises in fiscal year 1996 and the value of unexercised options for each of the Named Executive Officers.

                                                                        NUMBER OF             VALUE OF
                                                                  SECURITIES UNDERLYING      UNEXERCISED
                                                                       UNEXERCISED          IN-THE-MONEY
                                                                      OPTIONS/SARS          OPTIONS/SARS
                                                                     AT FISCAL YEAR-          AT FISCAL
                                                                        END(#)(1)         YEAR-END($)(1)(2)
                                                                  ---------------------   -----------------
                                SHARES ACQUIRED      VALUE            EXERCISABLE/          EXERCISABLE/
             NAME               ON EXERCISE(#)     REALIZED($)        UNEXERCISABLE         UNEXERCISABLE
------------------------------  ---------------    ----------     ---------------------   -----------------
Joseph W. Alsop...............       56,000(3)     $1,227,333(3)     204,934/200,265      $307,541/$351,047
Chadwick H. Carpenter, Jr.....       17,900(4)     $  273,775(4)     115,485/105,314      $190,120/$250,771
Michael J Crismond............           --                --         26,179/ 49,121      $ 35,450/$112,869
Eric D. Frey..................           --                --         37,941/ 72,458      $421,958/$297,818
Cary L. Johnson...............        4,400        $   45,050         83,246/104,853      $109,475/$193,349
David P. Vesty................           --                --         60,348/ 60,251      $231,869/$137,015

---------------
(1) As of November 30, 1996, the Company had issued no SARs.

(2) Calculated on the basis of $18.44 per share which was the average of the high and the low price of the Company's Common Stock at November 30, 1996, as reported by the Nasdaq Stock Market, less the applicable exercise price.

(3) Of the options exercised by Mr. Alsop in fiscal year 1996, no shares of Common Stock received upon exercise of such options were sold simultaneously with such exercise. As of February 28, 1997, Mr. Alsop has sold none of the shares received upon exercise.

(4) Of the options exercised by Mr. Carpenter in fiscal year 1996, no shares of Common Stock received upon exercise of such options were sold simultaneously with such exercise. As of February 28, 1997, Mr. Carpenter has sold none of the shares received upon exercise.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee of the Company's Board of Directors are Robert J. Lepkowski and Arthur J. Marks. Neither of them is or has ever been an officer or employee of the Company or of any of its subsidiaries. No member of the Compensation Committee is a party to any relationship required to be disclosed under Item 402 or Item 404 of the Regulation S-K promulgated by the Commission.

                         COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is established by the Compensation Committee. The Company's philosophy is to reward executives based upon corporate and individual performance as well as to provide long-term incentive for the achievement of future financial and strategic goals. These goals include growth of the Company, defined primarily in terms of growth in revenue and earnings per share. It is also the Company's philosophy to base a substantial portion of an executive's total compensation opportunity on performance incentives rather than base salary as the executive's total compensation and level of responsibilities increase.

     The executive compensation program for fiscal 1996 consisted of the following three elements: (1) base salary; (2) incentive compensation in the form of annual cash bonus awards earned under the Company's Fiscal 1996 Bonus Program for Executives and Key Contributors (the "1996 Bonus Program"); and (3) equity-based long-term incentive compensation in the form of incentive and/or non-qualified stock options. A further explanation of these elements as they relate to the Chief Executive Officer and the other Named Executive Officers disclosed in the Summary Compensation Table is as follows:

     Base salary increases are based upon individual and departmental contribution and performance. Mr. Alsop's base salary increased 25% during fiscal 1996. Base salary increases for all other Named Executive Officers during fiscal 1996 ranged from 17% to 26%.

     The 1996 Bonus Program was established by the Compensation Committee and approved by the Board of Directors. The 1996 Bonus Program provided for a potential payment as a percentage of base salary depending on the attainment of targeted revenue and earnings per share. The target growth levels are approved by the Board of Directors. If the Company achieves 100% of its revenues and earnings per share targets, 100% of the potential bonus is paid. More or less than 100% of the potential bonus is paid depending on the Company's level of achievement and the Compensation Committee's assessment of the Company's strength, stability and strategic position, as well as individual contribution. Bonus awards paid in fiscal 1996 were significantly less than fiscal 1995 bonuses in view of the fact that targeted growth levels were not attained.

     Due to the non-attainment of targeted revenue and earnings per share goals in fiscal 1996, the total compensation received by the Chief Executive Officer and the other Named Executive Officers (computed on an annualized basis for all such persons) decreased significantly in fiscal 1996 from fiscal 1995.

     Mr. Alsop's 22% decrease in fiscal 1996 total compensation was primarily due to a decrease in an incentive cash bonus award. Mr. Alsop's bonus was based on fiscal 1996 Company results as compared to target objectives as described above.

     Long-term incentive compensation, in the form of incentive and non-qualified stock options under the Company's 1992 Incentive and Non-qualified Stock Option Plan, is intended to correlate executive compensation with the Company's long-term success as measured by the Company's stock price. Stock options are tied to the future success of the Company because options granted generally have an exercise price equal to the market value at the date of the grant and will only provide value to the extent that the price of the Company's stock increases above the exercise price. Since options granted generally vest monthly over a four to six year period, option participants are encouraged to continue employment with the Company. During fiscal 1996, Mr. Alsop, Mr. Carpenter, Mr. Crismond, Mr. Frey, Mr. Johnson and Mr. Vesty received incentive and non-qualified stock options as disclosed in the Option Grant Table.

     The Compensation Committee approved a discretionary matching contribution to the 401(k) Plan for fiscal 1996, representing up to 3% of each full-time employee's calendar year compensation, including base salary, commissions and bonus, depending on the employee's length of service with the Company and the employee's contribution level. The Named Executive Officers also received such a contribution, except that, due to limitations imposed on 401(k) matching contributions to higher-paid individuals under federal tax law, a portion of the contributions that otherwise would have been received by Mr. Alsop and the other Named Executive Officers disclosed in the Summary Compensation Table, pursuant to the 401(k) Plan were instead paid directly to such individuals. All such amounts are disclosed as "Other Compensation" in the Summary Compensation Table on pages 7, 8 and 9.

                                          Robert J. Lepkowski
                                          Arthur J. Marks

                            STOCK PERFORMANCE GRAPH

     The following line graph compares the Company's cumulative shareholder return with that of a broad market index (Nasdaq Stock Market Index for U.S. Companies) and a published industry index (Nasdaq Computer and Data Processing Services Stocks). Each of these indices is calculated assuming that $100 was invested on November 30, 1991.


                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
            AMONG PROGRESS SOFTWARE CORPORATION, NASDAQ MARKET INDEX
            AND NASDAQ COMPUTER AND DATA PROCESSING SERVICES STOCKS

                                    [GRAPH]

--------------------------------------------------------------------------------------------------------------------------------
                                      11/30/91       11/30/92        11/30/93        11/30/94         11/30/95       11/30/96
--------------------------------------------------------------------------------------------------------------------------------
Progress Software Corporation           100             147             122              91             159             101
--------------------------------------------------------------------------------------------------------------------------------
Nasdaq Stock Market Index               100             126             146             146             208             255
--------------------------------------------------------------------------------------------------------------------------------
Nasdaq Computer and Data Processing
Services Stocks                         100             126             133             158             247             305
--------------------------------------------------------------------------------------------------------------------------------

                  PROPOSED AMENDMENT TO THE COMPANY'S RESTATED
                ARTICLES OF ORGANIZATION TO INCREASE AUTHORIZED
                             SHARES OF COMMON STOCK

     By consent dated March 11, 1997, the Company's Board of Directors voted to recommend to the shareholders that the Company's Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock, $.01 par value per share, from 20,000,000 to 50,000,000 shares (the "Amendment"). Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

     The Company's Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable, which may include, without limitation, raising capital or acquiring property through the sale of stock, acquiring businesses through mergers or the exchange of stock, effecting stock splits, and attracting or retaining valuable employees by the issuance of stock-based compensation awards. The Company at present has no commitments, agreements or undertakings obligating the Company to issue any such additional shares; however, the Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

     On February 28, 1997, there were issued and outstanding 12,397,249 shares of Common Stock. If the Amendment is approved, the Board will have authorization to issue an additional 37,602,751 shares of Common Stock (including shares issuable pursuant to the Company's 1997 Stock Incentive Plan (if approved), 1994 Stock Incentive Plan, the 1993 Directors' Stock Option Plan, the 1992 Incentive and Non-qualified Stock Option Plan and the 1991 Employee Stock Purchase Plan). Under Massachusetts law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without shareholder approval. The Board of Directors does not currently intend to seek shareholder approval prior to any future issuance of additional shares of Common Stock, unless shareholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Articles of Organization or by-laws or the Company then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

     The additional shares of Common Stock authorized for issuance pursuant to the Amendment will have all of the rights and privileges that the presently outstanding shares of Common Stock possess; the increase in authorized shares would not affect the terms, or rights of the holders, of existing shares of Common Stock. All outstanding shares would continue to have one vote per share on all matters to be voted on by the shareholders, including the election of directors.

     If a quorum is present at the Annual Meeting, the vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting will be necessary to approve the proposed amendment to the Company's Restated Articles of Organization.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION.

                       PROPOSED 1997 STOCK INCENTIVE PLAN

     By consent dated March 11, 1997, the Company's Board of Directors adopted the 1997 Stock Incentive Plan (the "1997 Plan") for officers, employees and directors of, and other persons providing services to, the

Company and its subsidiaries, subject to the approval of the 1997 Plan by the shareholders of the Company. The full text of the 1997 Plan is included as Exhibit A to this Proxy Statement.

     The 1997 Plan will be administered by a committee (the "Committee") consisting of at least two "Outside Directors." An "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. If the 1997 Plan is approved by shareholders at the Meeting, the Committee will initially consist of Messrs. Lepkowski and Marks.

     The 1997 Plan permits the granting to officers, directors, employees and others who provide services to the Company, at the discretion of the Committee, of a variety of stock incentive awards based on the Common Stock of the Company. Awards under the 1997 Plan include stock options (both incentive and non-qualified), grants of conditioned stock, unrestricted grants of stock, grants of stock contingent upon the attainment of performance goals and stock appreciation rights. The Committee selects the person to whom awards are granted and the number, type and terms of the award granted.

     Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock with respect to which awards may be granted under the 1997 Plan is 680,000. Awards of stock, options or rights with respect to an aggregate maximum of 100,000 shares of Common Stock may be granted to any person in any calendar year.

     If the 1997 Plan is approved by the shareholders of the Company, the Company intends to file a Registration Statement on Form S-8 covering the shares of Common Stock issuable pursuant to the 1997 Plan, and upon the effectiveness of such registration statement all such shares will be, when issued, eligible for resale in the public market.

     The Board of Directors believes that stock options and other stock-based awards can play an important role in the success of the Company, by encouraging and enabling the officers, directors and employees of, and other persons providing services to, the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes it is in the best interests of the Company to add the 1997 Stock Plan to the stock option plans currently available for use by the Company in order to achieve these benefits and maintain the Company's competitive position with respect to recruiting and retaining highly skilled personnel.


     Since December 1, 1995, incentive and non-qualified options to purchase an aggregate of 2,134,163 shares of Common Stock, at a weighted average exercise price of $14.30 per share, have been granted under the Company's 1994 Stock Incentive Plan (the "1994 Plan"), the 1993 Directors' Stock Option Plan (the "1993 Directors Plan"), and the 1992 Incentive and Non-Qualified Stock Option Plan (the "1992 Plan"), of which options to purchase an aggregate of 1,300,000 shares at a weighted average exercise price of $14.83 per share were granted to officers and directors. During the same period, options to purchase an aggregate of 1,023,803 shares of Common Stock were cancelled by the Company due to departures of grantees prior to vesting or exercise of options (including options to purchase an aggregate of 425,871 shares which were granted to officers and directors) and options to purchase an aggregate of 240,769 were exercised by the holders thereof (including options to purchase an aggregate of 154,507 shares which were exercised by officers and directors). As a result, as of March 20, 1997, options to purchase an aggregate of (i) 492,319 shares remained available for grant under the 1994 Plan, (ii) 260,589 shares remained available for grant under the 1992 Plan, and 180,000 shares remained available for grant under the 1993 Directors Plan.

     By consent dated March 11, 1997, the Board of Directors of the Company voted to terminate the 1993 Directors Plan subject to approval of the 1997 Plan by the shareholders of the Company at the Annual Meeting. The decision of the Board of Directors to terminate the 1993 Directors Plan was due in part to the adoption of recent amendments to Section 16 of the Securities Exchange Act of 1934, as amended, which eliminate the need for a formula-based plan. If the 1997 Plan is approved by the shareholders, the 680,000 shares of Common Stock which may be granted under the 1997 Plan will include the 180,000 shares of Common Stock previously available for grant under the 1993 Directors Plan. Termination of the 1993 Directors Plan will eliminate the ability of the Company to issue additional options under the 1993 Directors Plan. All options granted under the 1993 Directors Plan prior to termination of the 1993 Directors Plan will remain outstanding until the earlier of (i) exercise of the options by the holders thereof or (ii) expiration of the options by the terms thereof.

     The proposed 1997 Plan is substantially similar to the 1994 Plan except that under the 1997 Plan the Compensation Committee does not have the authority to (i) grant non-qualified stock options at less than 100% of the fair market value on the date of grant of such non-qualified stock options, (ii) grant stock appreciation rights at less than 100% of the fair market value on the date of grant of such stock appreciation rights, and (iii) reprice options and stock appreciation rights granted to officers and directors of the Company under the 1997 Plan without shareholder approval. In addition, the Board of Directors of the Company does not have the authority to amend the 1997 Plan without the approval of the Company's shareholders if such amendment would (i) cause the 1997 Plan to fail to satisfy the incentive stock option requirements of the Internal Revenue Code of 1986, as amended, (ii) cause transactions under the 1997 Plan to fail to satisfy the requirements of Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 as in effect on the date of such amendment, (iii) permit the Board of Directors or the Compensation Committee to reprice options or stock appreciation rights granted to officers and directors of the Company under the 1997 Plan without shareholder approval, or (iv) permit the Board of Directors or the Compensation Committee to grant non-qualified stock options or stock appreciation rights under the 1997 Plan at less than 100% of the fair market value on the date of grant of such non-qualified stock options or stock appreciation rights, as the case may be.

DESCRIPTION OF THE 1997 PLAN

     The following description of certain features of the 1997 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1997 Plan which is included as Exhibit A to this Proxy Statement.

     Stock Options. The 1997 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) options that do not so qualify ("Non-Qualified Options"). The option exercise price of each option is determined by the Committee but may not be less than 100% of the fair market value of the shares on the date of grant in the case of both Incentive Options and Non-Qualified Options.

     The term of each option is fixed by the Committee and may not exceed 10 years from date of grant in the case of an Incentive Option. The Committee determines at what time or times each option may be exercised and, subject to the provisions of the 1997 Plan, the period of time, if any, after death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     The exercise price of options granted under the 1997 Plan may be paid in cash or bank check or other instrument acceptable to the Committee, or, with the consent of the Committee, in shares of Common Stock.

The exercise price may also be delivered by a broker pursuant to irrevocable instructions to the broker from the optionee. At the discretion of the Committee, options granted under the 1997 Plan may include a so-called "reload" feature pursuant to which an optionee exercising an option by delivery of shares of Common Stock may be automatically granted an additional option to purchase that number of shares of Common Stock equal to the number delivered to exercise the original option.

     To qualify as Incentive Options, options must meet additional requirements, including a $100,000 per year limitation on the value of shares subject to Incentive Options which first become exercisable in any one year, and a maximum 5-year term and exercise price of at least 110% of fair market value in the case of greater-than-10% shareholders.

     Conditional Stock. The Committee may also award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Conditioned Stock"). These conditions and restrictions may include provisions for vesting conditioned upon the achievement of certain performance objectives and/or continued employment with the Company through a specified vesting period. The purchase price, if any, of shares of Conditioned Stock is determined by the Committee.

     If a participant who holds unvested shares of Conditioned Stock terminates employment for any reason (including death), the Company has the right to repurchase the unvested shares or to require their forfeiture in exchange for the amount, if any, which the participant paid for them. Prior to the fulfillment of the applicable conditions, the participant will have all rights of a shareholder with respect to the shares of Conditioned Stock, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 1997 Plan and in the participant's Conditioned Stock award.

     Unrestricted Stock. The Committee may also grant shares of Common Stock (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the 1997 Plan ("Unrestricted Stock"). Unrestricted Stock may be issued to employees in recognition of past services or other valid consideration, and may be issued in lieu of cash bonuses to be paid to employees pursuant to other bonus plans of the Company. Outside Directors of the Company may elect to receive all or a portion of their directors' fees, on a current or deferred basis, in shares of Unrestricted Stock by entering into an irrevocable agreement with the Company at least six months in advance of the beginning of a calendar year. Employees with the permission of the Committee, may make similar irrevocable elections to receive a portion of their compensation in Unrestricted Stock.

     Performance Share Awards. The Committee may also grant performance share awards entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals and such other conditions as the Committee determines ("Performance Share Awards"). Except as otherwise determined by the Committee, rights under a Performance Share Award not yet earned will terminate upon a participant's termination of employment.

     Stock Appreciation Rights. The Committee may also grant stock appreciation rights ("Stock Appreciation Rights") which entitle the holder to receive, upon exercise, Common Stock having a fair market value equal to (or, with the consent of the Committee, cash in the amount of) the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the Stock Appreciation Right, multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised. Stock Appreciation Rights may be granted in conjunction with an option, in which event, upon exercise of one of the awards, the number of shares with respect to which the other award may be exercised is correspondingly reduced.

     Amendments and Terminations. The Board of Directors may at any time amend or discontinue the 1997 Plan and the Committee may at any time amend or cancel outstanding awards (or provide substitute awards at the same or a reduced exercise or purchase price) for the purpose of satisfying changes in the law or for any other lawful purpose. Among other things, the Committee has the authority to accelerate the exercisability or vesting of an award or extend the period for exercise of an award. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Moreover, no such amendment, unless approved by the shareholders of the Company, shall be effective if such amendment would (i) cause the 1993 Directors Plan to fail to satisfy the incentive stock option requirements of the Code, (ii) cause transactions under the 1993 Directors Plan to fail to satisfy the requirements of Rule 16b-3 or any successor rule under the Act as in effect on the date of such amendment, (iii) permit the Board or the Committee to reprice Options or Stock Appreciation Rights granted under the 1993 Directors Plan, or (iv) permit the Board or the Committee to grant Non-Qualified Stock Options or Stock Appreciation Rights under the 1993 Directors Plan at less than 100% of the Fair Market Value on the date of grant of such Non-Qualified Stock Options or Stock Appreciation Rights, as the case may be.

     Change of Control Provisions. The 1997 Plan generally provides that in the event of a "Change of Control" (as defined in the 1997 Plan) of the Company, options and certain other awards will become exercisable for the securities, cash or property that the holders of Common Stock received in connection with the Change of Control. In addition, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate. The Committee may also, in its discretion, cancel outstanding options and other awards effective upon the Change of Control, provided that holders have at least thirty days prior to such date in which to exercise such options and awards, to the extent then exercisable.

     Effective Date of 1997 Plan. The 1997 Plan will become effective upon approval by the shareholders of the Company. Awards of Incentive Stock Options may be granted under the 1997 Plan until December 31, 2006.

FEDERAL TAX ASPECTS OF THE 1997 PLAN

     The following is a summary of the principal Federal income tax consequences of transactions under the 1997 Plan. It does not describe all Federal tax consequences under the 1997 Plan, nor does it describe state or local tax consequences.

     Incentive Options. No taxable income is realized by an optionee upon the grant or exercise of an Incentive Option. If shares to an optionee pursuant to the exercise of an Incentive Option are not sold or transferred within two years from the date of grant or within one year after the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) there will be no deduction for the Company for Federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

     If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability.)

     Non-qualified Options. With respect to Non-qualified Options under the 1997 Plan, no income is realized by the optionee at the time the option is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition of the shares acquired upon exercise, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.

     Conditioned Stock. A recipient of Conditioned Stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time that the stock is no longer subject to forfeiture, minus any amount paid for such stock. However, a recipient who so elects under Section 83(b) of the Code, within 30 days of the date of issuance of the Conditioned Stock, will realize ordinary income on the date of issuance equal to the fair market vale of the shares of Conditioned Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. The Company generally will receive a tax deduction equal to the amount includable as ordinary income to the recipient.

     Unrestricted Stock. The recipient of Unrestricted Stock will generally be subject to tax at ordinary income rates on the fair market value of such Unrestricted Stock on the date that such Unrestricted Stock is issued to the participant, minus any amount paid for such stock. The Company generally will be entitled to a deduction equal to the amount treated as compensation that is taxable as ordinary income to the recipient.

     Performance Shares. The recipient of a Performance Share Award will generally be subject to tax at ordinary income rates on the fair market value of any Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient.

     Stock Appreciation Rights. The recipient of a Stock Appreciation Right will generally be subject to tax at ordinary income rates on any cash, or the fair market value of any unrestricted stock received upon exercise of the Stock Appreciation Right. The Company generally will be entitled to a deduction equal to the amount of ordinary income realized by the recipient.

     Dividends. Dividends paid on Common Stock (including Conditioned Stock) will be taxed at ordinary income rates to the recipient. Generally, the Company will not be entitled to any deduction for dividends, except in the case of dividends paid on Conditioned Stock with respect to which no Section 83(b) election has been filed.

     If a quorum is present at the Annual Meeting, the vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting will be necessary to approve and adopt the 1997 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE 1997 PLAN.

                               NEW PLAN BENEFITS

     The Company typically makes option grants to its current officers and employees on an annual basis. On March 3, 1997, the Company granted to current officers and employees options to purchase an aggregate of

650,400 shares of Common Stock under its existing stock option plans (including options to purchase an aggregate of 326,000 shares which were granted to officers). In addition, on March 20, 1997, the Company granted to current employees options to purchase an aggregate of 16,500 shares of Common Stock under its existing stock option plans (none of which were granted to officers). The Company has no present intention to make any substantial additional option grants to its current officers and employees in the near future. As a result, the Company is unable to determine the dollar value and number of options or other benefits or amounts which will be received by or allocated to (i) any of the Named Executive Officers described in the Summary Compensation Table, (ii) the current executive officers (as a group), (iii) the current directors who are not executive officers (as a group) or (iv) the employees who are not executive officers (as a group). Adoption of the 1997 Plan if it had been effective during fiscal 1996, would not have affected the dollar value or number of options or other benefits or amounts received by or allocated to (i) any of the Named Executive Officers described in the Summary Compensation Table, (ii) the current executive officers (as a group), (iii) the current directors who are not executive officers (as a group) or (iv) the employees who are not executive officers (as a group) during fiscal 1996.


                             SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's independent auditors for the fiscal year ending November 30, 1997. The Company has been advised that a representative of Deloitte & Touche LLP will be present at the Annual Meeting. This representative will have the opportunity to make a statement if he desires and will be available to respond to appropriate questions presented at the meeting.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of nominees and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs in forwarding proxy materials to the beneficial owners of shares held of record by them. Officers and regular employees of the Company may, without additional compensation, solicit shareholders in person or by mail, telephone, facsimile, in person or otherwise following the original solicitation. The Company has also retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072, to assist in the solicitation of proxies for the Annual Meeting at an estimated cost of $3,500, plus reasonable out-of-pocket expenses.

               PROPOSALS OF SHAREHOLDERS FOR 1998 ANNUAL MEETING

     The Company anticipates that its 1998 Annual Meeting of Shareholders will be held on or about April 24, 1998. Proposals of shareholders of the Company intended to be presented at the 1998 Annual Meeting must, in order to be included in the Company's proxy statement and the form of proxy for the 1998 Annual Meeting, be received at the Company's principal executive offices by December 19, 1997.

     In addition, under the by-laws of the Company, any shareholder intending to present at the 1997 Annual Meeting any proposal (other than a proposal made by, or at the direction of, the Board of Directors of the Company) must give written notice of such proposal (including certain information about any nominee or matter proposed and the proposing shareholder) to the Clerk of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the scheduled annual meeting is given or made, such notice, to be timely, must be given within 10 days following such public disclosure or mailing of such notice, whichever is earlier.

                             AVAILABLE INFORMATION

     Shareholders of record on February 28, 1997 have previously received or will receive with this Proxy Statement a copy of Company's 1996 Annual Report, containing detailed financial information concerning the Company, which is incorporated herein by reference. The Company will mail, without charge, a copy of the Company's Annual Report on Form 10-K, without exhibits, to any shareholder solicited hereby who requests it in writing. Please submit your written request to Investor Relations, Progress Software Corporation, 14 Oak Park, Bedford, Massachusetts 01730 or call (617) 280-4450.

                                                                       EXHIBIT A

                         PROGRESS SOFTWARE CORPORATION
                           1997 STOCK INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

     The name of the plan is the Progress Software Corporation 1997 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and directors of, and other persons providing services to, Progress Software Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Conditioned Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights.

     "Board" means the Board of Directors of the Company.

     "Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, (ii) any act or omission to act by the participant which may have a material and adverse effect on the Company's business or on the participant's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or material neglect of duties by the participant in connection with the business or affairs of the Company or any affiliate of the Company.

     "Change of Control" shall have the meaning set forth in Section 15.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Conditioned Stock Award" means an Award granted pursuant to Section 6.

     "Committee" shall have the meaning set forth in Section 2.

     "Disability" means disability as set forth in Section 22(e)(3) of the Code.

     "Effective Date" means the date on which the Plan is approved by shareholders as set forth in Section 17.

     "Eligible Persons" shall have the meaning set forth in Section 4.

     "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by the Nasdaq Stock Market, or, if the Stock is not quoted on the Nasdaq Stock Market, the fair market value of the Stock as determined by the Committee.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

     "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Performance Share Award" means an Award granted pursuant to Section 8.

     "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Appreciation Right" means an Award granted pursuant to Section 9.

     "Subsidiary" means a subsidiary as set forth in Section 424 of the Code.

     "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

     (a) Committee. The Plan shall be administered by a committee (the "Committee") consisting of at least two Outside Directors. None of the members of the Committee shall have been granted any Award under this Plan (other than pursuant to Section 7(c)) or any other stock option plan of the Company (other than the Company's 1993 Directors' Stock Option Plan) within one year prior to service on the Committee. It is the intention of the Company that the Plan shall be administered by "disinterested persons" within the meaning of Section 162(m) of the Code, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a disinterested person. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers and other employees of, and persons providing services to, the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Conditioned Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

          (vii) to reduce the per-share exercise price of any outstanding Stock Option or Stock Appreciation Right awarded to any employee of the Company (but not to less than 100% of Fair Market Value on the date the reduction is made) provided, however, that if the Committee shall reduce the per-share exercise price of a Stock Option or Stock Appreciation Right awarded to any officer or director of the Company, such reduction shall be effective only if approved by the shareholders of the Company;

          (viii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (ix) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

     (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards (including Stock Appreciation Rights) may be granted under the Plan shall be 680,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Awards related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

     (b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 100,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year.

     (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the shareholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. The shares which may be delivered under such substitute awards shall be in addition to the maximum number of shares provided for in Section 3(a) only to the extent that the substitute Awards are both (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them subject to Section 16(b) of the Act; and (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3 (or any successor rule under the Act), by the shareholders of the entity which issued such predecessor awards.

SECTION 4.  ELIGIBILITY.

     Awards may be granted to officers or other key employees of the Company or its Subsidiaries, and to members of the Board and consultants or other persons who render services to the Company, regardless of whether they are also employees ("Eligible Persons"), provided, however, that members of the Committee at the time of grant, except for the purposes of Section 7(c), shall not constitute Eligible Persons.

SECTION 5.  STOCK OPTIONS.

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after December 31, 2006.

     (a) Grant of Stock Options. The Committee in its discretion may grant Incentive Stock Options only to employees of the Company or any Subsidiary. The Committee in its discretion may grant Non-Qualified Stock Options to Eligible Persons. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 13 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options and Non-Qualified Stock Options, not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

             (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

             (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

             (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

     The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

          (v) Non-transferability of Options. No Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (vi) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (vii) Repurchase Right. The Committee may in its discretion provide upon the grant of any Stock Option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Committee all or any number of shares purchased upon exercise of such Stock Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the Option for the shares subject to repurchase is granted. In the event the Committee shall grant Stock Options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such Options shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

          (viii) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

     (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

SECTION 6.  CONDITIONED STOCK AWARDS.

     (a) Nature of Conditioned Stock Award. The Committee in its discretion may grant Conditioned Stock Awards to any Eligible Person. A Conditioned Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Conditioned Stock"). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. In addition, a Conditioned Stock Award may be granted to an employee by the Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

     (b) Acceptance of Award. A participant who is granted a Conditioned Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Conditioned Stock in such form as the Committee shall determine.

     (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Conditioned Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Conditioned Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Conditioned Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) Restrictions. Shares of Conditioned Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Conditioned Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the ninetieth day following such termination of employment (unless otherwise specified, in the written instrument evidencing the Conditioned Award).

     (e) Vesting of Conditioned Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Conditioned Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Conditioned Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Conditioned Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS.

     (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant (or sell at a purchase price determined by the Committee which shall in no event be less than 100% of Fair Market Value) to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

     (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of an Eligible Person and with the consent of the Committee, each Eligible Person may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to him in Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid). Such Unrestricted Stock may be paid to the Eligible Person at the same time as the cash compensation would otherwise be paid, or at a later time, as specified by the Eligible Person in the written election.

     (c) Elections to Receive Unrestricted Stock in Lieu of Directors'
Fees. Each Outside Director may, pursuant to an irrevocable written election delivered to the Company no later than June 30 of any calendar year, receive all or a portion of the directors' fees otherwise due to him in the subsequent calendar year in Unrestricted Stock (valued at Fair Market Value on the date or dates the directors' fees would otherwise be paid). Such Unrestricted Stock may be paid to the Non-Employee Director at the same time the directors' fees would otherwise have been paid, or at a later time, as specified by the Non-Employee Director in the written election.

     (d) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  PERFORMANCE SHARE AWARDS.

     (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person including those who qualify for awards under other performance plans of the Company. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance-based plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

     (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause).

     (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.  STOCK APPRECIATION RIGHTS.

     (a) The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Non-Qualified option and in conjunction therewith or in the alternative thereto.

     (b) The exercise price per share of a Stock Appreciation Right granted alone shall be determined by the Committee, but shall not be less than 100% of Fair Market Value on the date of grant of such Stock Appreciation Right. A Stock Appreciation Right granted simultaneously with or subsequent to the grant of a Stock Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Stock Option, shall be transferable only upon the same terms and conditions as the related Stock Option, and shall be exercisable only to the same extent as the related Stock Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Stock exceeds the exercise price per share thereof.

     (c) Upon any exercise of a Stock Appreciation Right, the number of shares of Stock for which any related Stock Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Stock with respect to which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Stock Option by the number of shares for which such Option shall have been exercised. Any Stock Appreciation Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

     (d) A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the "Request"), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

     (e) Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Committee shall disapprove such Request, such Request shall be deemed to be an exercise of such Stock Appreciation Right for Stock.

     (f) If the Committee disapproves in whole or in part any election by a participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such participant's right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such participant's right to exercise any related Option.

     (g) A participant shall not be entitled to request or receive cash in full or partial payment of a Stock Appreciation Right, if such Stock Appreciation Right or any related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply in the event of the death or Disability of the participant prior to the expiration of such six-month period, or if such participant is not a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Act.

     (h) A Stock Appreciation Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Stock subject to the Stock Appreciation Right exceeds the exercise price thereof on such date.

     (i) No Stock Appreciation Right shall be transferable other than by will or by the laws of descent and distribution and all Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

SECTION 10.  TERMINATION OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     (a) Termination by Death. If any participant's employment by or services to the Company and its Subsidiaries terminates by reason of death, any Stock Option or Stock Appreciation Right owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of two years (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option or Stock Appreciation Right, if earlier.

     (b) Termination by Reason of Disability or Normal Retirement.

          (i) Any Stock Option or Stock Appreciation Right held by a participant whose employment by or services to the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment or services, or until the expiration of the stated term of the Option or Stock Appreciation Right, if earlier.

          (ii) Any Stock Option or Stock Appreciation Right held by a participant whose employment by or services to the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 90 days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment or services, or until the expiration of the stated term of the Option or Stock Appreciation Right, if earlier.

          (iii) The Committee shall have sole authority and discretion to determine whether a participant's employment or services has been terminated by reason of Disability or Normal Retirement.

          (iv) Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 10(b) for the exercise of a Stock Option or Stock Appreciation Right, shall extend such period for two years from the date of death, subject to termination on the expiration of the stated term of the Option or Stock Appreciation Right, if earlier.

     (c) Termination for Cause. If any participant's employment by or services to the Company and its Subsidiaries has been terminated for Cause, any Stock Option or Stock Appreciation Right held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option or Stock Appreciation Right can be exercised for a period of up to 30 days from the date of termination of employment or services or until the expiration of the stated term of the Option or Stock Appreciation Right, if earlier.

     (d) Other Termination. Unless otherwise determined by the Committee, if a participant's employment by or services to the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Stock Option or Stock Appreciation Right held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for 90 days (or such longer period as the Committee shall specify at any time) from the date of termination of employment or services or until the expiration of the stated term of the Option or Stock Appreciation Right, if earlier.

SECTION 11.  TAX WITHHOLDING.

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

          (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 11(b) shall be made either
     (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

          (B) such election shall be irrevocable;

          (C) such election shall be subject to the consent or approval of the Committee; and

          (D) the Stock withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to an Award which has been held by the participant for at least six months from the date of grant of the Award.

SECTION 12.  TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

          (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.  AMENDMENTS AND TERMINATION.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same exercise or purchase price) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by the shareholders of the Company, shall be effective if it would (i) cause the Plan to fail to satisfy the incentive stock option requirements of the Code, (ii) cause transactions under the Plan to fail to satisfy the requirements of Rule 16b-3 or any successor rule under the Act as in effect on the date of such amendment, (iii) permit the Board or the Committee to reprice Options or Stock Appreciation Rights granted to officers and directors of the Company under the Plan without shareholder approval, or (iv) permit the Board or the Committee to grant Non-Qualified Stock Options or Stock Appreciation Rights under the Plan at less than 100% of the Fair Market Value on the date of grant of such Non-Qualified Stock Options or Stock Appreciation Rights, as the case may be.

SECTION 14.  STATUS OF PLAN.

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.  CHANGE OF CONTROL PROVISIONS.

     (a) Upon the occurrence of a Change of Control as defined in this Section
15:

          (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Conditional Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

          (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Conditional Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

          (iii) each outstanding Stock Option, Conditional Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, in full during the 30-day period preceding the effective date of such Change of Control.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing thirtyfive percent (35%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii) persons who, as of January 1, 1997, constituted the Company's Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to January 1, 1997 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

          (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 16.  GENERAL PROVISIONS.

     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of shareholders.

SECTION 18.  GOVERNING LAW.

     This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

CARD                                                                DETACH CARD


                        PROGRESS SOFTWARE CORPORATION


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, April 25, 1997.

Thank you in advance for your prompt consideration of these matters.


Sincerely,


Progress Software Corporation

                        PROGRESS SOFTWARE CORPORATION
                  14 OAK PARK, BEDFORD, MASSACHUSETTS 01730

          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 25, 1997

The undersigned shareholder of Progress Software Corporation, revoking all prior proxies, hereby appoints Joseph W. Alsop, Chadwick H. Carpenter, Jr. and Robert L. Birnbaum, or any of them acting singly, proxies, with full power of substitution, to vote all shares of Common Stock of Progress Software Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's office at 14 Oak Park, Bedford, Massachusetts on April 25, 1997, at 9:00 a.m.,local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 21, 1997, a copy of which has been received by the undersigned, and in their discretion, upon any other business that may properly come before the meeting or any adjournments therof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke the proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE.

--------------------------------------------------------------------------------

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND MAIL IT IN THE ENCLOSED ENVELOPE TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE
    AFFIXED IF MAILED IN THE UNITED STATES. PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE. IF SHAREHOLDER IS A CORPORATION OR PARTNERSHIP,
   PLEASE HAVE AN AUTHORIZED OFFICER SIGN ON BEHALF OF THE CORPORATION OR
                                 PARTNERSHIP.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

--------------------------------              ----------------------------------

--------------------------------              ----------------------------------

--------------------------------              ----------------------------------


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
    -------------------------------------------                                                           For     Against   Abstain
           PROGRESS SOFTWARE CORPORATION                1. To fix the number of directors constituting    [ ]       [ ]       [ ]
    -------------------------------------------            the full Board of Directors of the Company at
                                                           seven.

    Mark box at right if you plan to attend the  [ ]    2. Election of Directors.
    Annual Meeting.                                                                                                With-    For All
                                                               Joseph W. Alsop, Larry R. Harris,          For      held     Except
    Mark box at right if an address change or    [ ]        Robert J. Lepkowski, Michael L. Mark,         [ ]       [ ]       [ ]
    comment has been noted on the reverse                      Arthur J. Marks, Amram Rasiel
    side of this card.                                            and James W. Storey

       RECORD DATES SHARES:                                NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominees'
                                                           name(s). Your shares will be voted for the remaining nominee's(s').

                                                                                                          For     Against   Abstain
                                                        3. To act upon a proposal to amend                [ ]       [ ]       [ ]
                                                           the Company's Restated Articles of
                                                           Organization to authorize an increase in
                                                           the authorized Common Stock, $.01 par value
                                                           per share, of the Company from 20,000,000
                                                           shares to 50,000,000 shares.

                                                                                                          For     Against   Abstain
                                                        4. To act upon a proposal to approve and          [ ]       [ ]       [ ]
                                                           adopt the 1997 Stock Incentive Plan.

                                             ------------
Please be sure to sign and date this Proxy.  Date
---------------------------------------------------------

--------------------------       ------------------------
  Shareholder sign here             Co-owner sign here

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